Press Release
Cal-Maine Foods Reports
Second Quarter Fiscal 2026
Results
RIDGELAND,
Miss.,
Jan.
7,
2026
–
Cal-Maine
Foods,
Inc.
(NASDAQ:
CALM)
(“Cal-Maine
Foods,”
“we,” “us,”
“our” or the
“company”), the
largest egg company
in the United
States and
a leading player
in
the egg-based
food industry, today
reported
results for its
fiscal 2026
second quarter,
ended November
29,
2025. Unless otherwise
indicated, all comparisons
are to the comparable
period of fiscal 2025.
Strategic Execution Highlights
●
Continued
focus on
sales diversification
and mix
shift, expected
to strengthen
earnings
durability
and
predictability over
time
o
In the second
quarter of fiscal 2026
◾
Shell egg sales represented
84.4% of total net sales, down
1,030 basis points
◾
Specialty
eggs
drove a
greater
portion of
shell egg
sales, accounting
for 44.0%
of total
shell egg sales, up
1,230 basis points
◾
Specialty eggs and
prepared foods combined
accounted for 46.4% of
net sales, up 1,520
basis points
◾
Announced a $36
million investment to
centralize and expand prepared foods
production,
increasing
capacity
by over
30% in
the next
two
years
to
support
long-term
growth
in
high-protein, ready-to-eat
products
◾
Acquired Clean Egg,
LLC production assets expanding specialty, free-range egg
capacity
to support local sourcing, capture accelerating market growth, and optimize supply chain
o
In the first half of fiscal 2026
◾
Shell egg sales represented
85.0% of total net sales, down
950 basis points
◾
Specialty
eggs
drove a
greater
portion of
shell egg
sales, accounting
for 39.6%
of total
shell egg sales, up 660
basis points
◾
Specialty eggs and
prepared foods combined
accounted for 42.8% of
net sales, up 1,040
basis points
Second Quarter Fiscal 2026
Highlights
●
Net sales of $769.5
million, down 19.4%
o
Shell egg sales of $649.6
million, down 28.1%
◾
Conventional egg
sales of $363.9 million, down
41.0%
◾
Specialty egg sales of
$285.7 million, down
0.4%
◾
Breeder flocks grew
12.7%, total chicks hatched
rose 65.1%, and the average number
of
layer hens expanded
2.6%
o
Prepared foods
sales of $71.7 million versus
$10.4 million, up 586.4%
◾
Sales down
14.5% sequentially
due to
short-term
production
decline during
Echo Lake
remodeling and expansion
projects
●
Gross profit of $207.4
million, down 41.8%, and
gross profit margin of 27.0%
●
Operating income
of $123.9 million, down
55.5%, and operating
income margin of 16.1%
●
Net income attributable
to Cal-Maine Foods
of $102.8 million, down
53.1%
●
Diluted earnings per
share of $2.13, down
52.3%
●
Net cash flow from operations
of $94.8 million, down
22.8%

●
Cash
dividend
of
approximately
$34.3
million,
or
approximately
$0.72
per
share,
pursuant
to
the
company’s established
dividend policy
First Half of Fiscal 2026
Highlights
●
Net sales of $1.692
billion, down 2.8%
o
Shell egg sales of $1.439
billion, down 12.5%
◾
Conventional egg
sales of $869.8 million, down
21.0%
◾
Specialty egg sales of
$569.2 million, up
4.7%
◾
Breeder flocks grew
21.6%, total chicks hatched
rose 71.0%, and the average number
of
layer hens expanded
6.0%
●
Prepared foods
sales of $155.6 million versus
$19.4 million, up 702.9%
●
Gross profit of $518.7
million, down 14.0%, and
gross profit margin of 30.7%
●
Operating income
of $373.1 million, down
19.8%, and operating
income margin of 22.1%
●
Net income attributable
to Cal-Maine Foods
of $302.1 million, down
18.1%
●
Diluted earnings per
share of $6.26, down
17.0%
●
Net cash flow from operations
of $373.4 million, up 55.5%
Commentary
“Despite the
impact of
eggs prices,
we believe
our performance
in the second
quarter and
first half
of the
fiscal
year
demonstrates
strength
and
momentum.
We
delivered
solid
results
compared
to
a
prior
year
marked
by
supply-demand
imbalances
and
historic
price
levels.
With
lower
egg
prices,
our
increasingly
diversified
business
model,
paired
with
disciplined
execution,
proved
to
be a
source
of
resilience.
In our
view, this positions
us as a rare
combination of
value and growth
—an advantage poised
to strengthen over
time,” said Sherman Miller, president
and chief executive
officer of Cal-Maine Foods.
He continued, “Our specialty
egg business maintained strong prices and
volumes in
the quarter and
achieved
higher sales dollars
and volume in the first half of
the fiscal year. With our recently
announced expansions,
we are positioning
our prepared foods business
to deliver sustained double
-digit volume growth.”
“We
expect
the ongoing
sales mix
shift across
our portfolio,
visible
throughout
the first
half
of the
fiscal
year,
will enhance
the durability
and
predictability
of
our earnings
over
time. This
reflects
the
deliberate
execution
of our long
-term strategy, and
our results
reinforce the
strength of
that approach
as we continue
to deliver operational
and financial excellence,”
Mr. Miller said.
Second Quarter Fiscal 2026
Results Overview
Net sales were $769.5
million, compared
to $954.7 million, down 19.4%.
Total
shell
egg
sales
decreased
28.1%,
with
26.5%
lower
selling
prices
and
2.2%
lower
sales
volume.
Conventional
egg
sales decreased
41.0%, with
38.8%
lower selling
prices
and
3.6% lower
sales volume.
Specialty egg sales decreased 0.4%, with 0.8% lower selling prices and 0.3% higher sales volume. Prepared foods
sales were
$71.7 million,
compared
to $10.4
million in
fiscal 2025
second quarter,
up 586.4%,
and
compared
to
$83.9
million
in
fiscal
2026
first quarter,
down
14.5%. Echo
Lake
Foods
contributed
$56.6
million in sales in fiscal 2026 second quarter, compared
to $70.5 million in sales in fiscal 2026 first quarter.
Gross profit
was $207.4 million, compared to
$356.0 million, down 41.8%,
primarily driven by 26.5%
lower
shell
egg
selling
prices
and
2.2%
lower
shell
egg
sales
volume,
partially
offset
by
lower
egg
prices
for

outside
purchases
and
a 3%
increase
in
percent
produced
to sold,
as well
as
contributions
from prepared
foods.
First Half of Fiscal 2026
Results Overview
Net sales were $1.692
billion, compared
to $1.741 billion, down
2.8%.
Total
shell
egg
sales
decreased
12.5%,
with
0.1%
higher
sales
volume
and
12.6%
lower
selling
prices.
Conventional
egg
sales decreased
21.0%, with
19.4%
lower selling
prices
and
2.0% lower
sales volume.
Specialty egg sales increased 4.7%, with 3.8%
higher sales volume and 0.8% higher selling prices. Prepared foods
sales
were
$155.6
million,
compared
to
$19.4
million,
up
702.9%.
Echo
Lake
Foods
contributed
$127.1 million in sales.
Gross profit
was $518.7 million, compared to
$603.3 million, down 14.0%,
primarily driven by 12.6%
lower
shell egg
selling prices,
offset partially
by a
decrease
in the price
and volume
of outside
egg purchases,
as
dozens produced
increased 3.1%, as well as contributions
from prepared
foods.
Looking Forward
“Cal-Maine is systematically advancing a structural upgrade in the egg category from a position of strength.
While the market has long
viewed us as a pure commodity
business, we are focused on becoming
a higher-
value, more stable earnings platform as consumer demand shifts toward specialty, premium, and convenient protein
solutions.
Our
core
shell-egg
business
provides
a
durable
foundation,
while
specialty
eggs,
more
hybrid
pricing
arrangements,
and
prepared
foods
are
driving
sales
mix
improvement,
deeper
customer
engagement,
and a higher
earnings floor
with more
predictable and
resilient results.
This is not
a pivot—it
is a disciplined evolution of
an essential food business into a
more diversified platform with multiple growth
engines and opportunity
for improved long-term
earnings visibility,” Mr. Miller
concluded.
Share Repurchase Update
Cal-Maine
Foods
repurchased
846,037
shares
of its
common
stock
during the
quarter
for a
total of
$74.8
million.
These
transactions
were
completed
under
the
company’s
current
share
repurchase
authorization,
which permits the repurchase
of up to $500 million, of which
$375.2 million remains
available.
Dividend Payment
For the
second
quarter
of fiscal
2026,
Cal-Maine
Foods
will pay
a cash
dividend
of approximately
$0.72
per share to holders of its common stock, pursuant
to the company’s variable dividend policy. The dividend
is payable on February
12, 2026, to holders of record
on January 28, 2026. The final amount
paid per share
will be based on the
number of outstanding
shares on the record date.
Conference Call and Webcast
Management
will host a
conference
call and
webcast at 9:00
a.m. ET on
January
7, 2026. Participants
can
access
the
live
webcast
on
the
Investor
Relations
page
of
the
Cal-Maine
Foods
website
at
https://www.calmainefoods.com/events
-presentations.
To join
by telephone,
participants
can
register here
.
Upon registration, participants will receive a confirmation email with detailed instructions, including a dial-
in
number,
unique
passcode,
and
registrant
ID. A
replay
of
the
webcast
will
be
available
for
30
days

following
the
call
on
the
Investor
Relations
page
of
the
Cal-Maine
Foods
website
at
https://www.calmainefoods.com/events
-presentations.
About Cal-Maine Foods
Cal-Maine
Foods, Inc.
(NASDAQ:
CALM) is
the largest
egg company
in the United
States and
a leading
player in the
egg-based food industry. With
a strong national footprint,
Cal-Maine Foods provides nutritious,
affordable, and sustainable
protein to millions of households
every day.
The Company’s
portfolio spans
the full egg
value ladder
—from conventional
to specialty,
including
cage-
free,
organic,
brown,
free-range,
pasture-raised,
and
nutritionally
enhanced—serving
both
retail
and
foodservice customers nationwide. Cal
-Maine Foods also participates in the growing prepared foods sector,
with
offerings
such
as
pre-cooked
egg
patties,
omelets,
folded
and
scrambled
egg
formats,
hard-cooked
eggs,
pancakes,
waffles,
and
specialty
wraps.
Its
branded
portfolio
includes
Eggland’s
Best®,
Land
O’Lakes®,
Farmhouse
Eggs®,
4Grain®,
Sunups®,
Sunny
Meadow®,
MeadowCreek
Foods®,
and
Crepini®.
Headquartered in Ridgeland, Mississippi, Cal
-Maine’s strategy combines scale, operational
excellence, and
financial discipline
with a commitment
to innovation
and sustainability,
to enable
the Company
to deliver
trusted nutrition, enduring
partnerships, and
long-term value for its stakeholders.
Forward Looking Statements
Statements contained in this press release that are not historical facts are forward
-looking statements as that
term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based
on
management’s
current
intent,
belief,
expectations,
estimates
and
projections
regarding
our
Company
and our
industry. These
statements
are not
guarantees
of future
performance
and involve
risks,
uncertainties, assumptions and other factors that are difficult to predict and may be beyond our control.
The
factors
that
could
cause
actual
results
to
differ
materially
from
those
projected
in
the
forward-looking
statements
include,
among
others,
(i) the
risk
factors
set
forth
the
Company’s
SEC
Filings
(including
its
Annual
Report
on
Form
10-K,
as
updated
in
Part II
Item A of
the
Quarterly
Reports
on
Form
10-Q
and
Current Reports on
Form 8-K), (ii)
the risks and
hazards inherent in the
shell egg, egg
products, and prepared
foods
operations
(including,
as
applicable,
disease,
pests,
weather
conditions,
and
potential
for
product
recall), including but
not limited
to the current
outbreak of HPAI
affecting poultry
in the U.S., Canada
and
other
countries
that
was
first detected
in
commercial
flocks
in
the
U.S.
in
November
2023
and
that
first
impacted our flocks
in December 2023, (iii) changes
in the demand
for and market prices of shell
eggs and
feed costs as well
as increase
in input costs for
prepared foods,
(iv) our ability
to predict and meet
demand
for cage-free and other
specialty eggs, (v) risks, changes,
or obligations that could
result from our recent or
future acquisition
of new flocks or businesses,
such as our acquisition
of Echo Lake Foods
completed June
2, 2025, and risks
or changes that
may cause conditions
to completing a pending
acquisition not
to be met,
(vi) our ability to successfully integrate and manage recently acquired businesses like Echo Lake Foods and realize
the expected
benefits
of such
acquisitions,
including
synergies, cost
savings,
reduction
in earnings
volatility,
margin
expansion,
financial
returns,
expanded
customer
relationships,
or
sales
or
growth
opportunities, (vii) our ability
to compete effectively
with existing and new
market entrants, retain
existing
customers,
acquire
new
customers
and
grow
our
product
mix
including
our
prepared
foods
product
offerings, (viii)
the impacts
and potential
future impacts
of government,
customer
and consumer
reactions
to
recent
high
market
prices
for
eggs,
(ix)
potential
impacts
to
our
business
as
a
result
of
our
Company
ceasing
to be
a “controlled
company”
under the
rules of
The Nasdaq
Stock
Market on April
14, 2025,
(x)
risks relating to potential changes in inflation, interest rates and trade and tariff policies, (xi) adverse results
in pending
litigation and
other legal matters,
and (xii)
global instability,
including
as a result
of the war
in
Ukraine,
the
conflicts
involving
Israel
and
Iran,
and
attacks
on shipping
in the
Red
Sea. The
Company’s

SEC filings
may be
obtained
from the
SEC or the
Company’s
website, www.calmainefoods.com.
Readers
are
cautioned
not
to
place
undue
reliance
on
forward-looking
statements
because,
while
we
believe
the
assumptions
on which
the forward-looking
statements are
based are
reasonable, there
can be
no assurance
that
these
forward-looking
statements
will
prove
to
be
accurate.
Further,
forward-looking
statements
included herein are made only as of the respective dates thereof, or if no date is stated, as of the date hereof.
Except as otherwise
required by law, we disclaim any
intent or obligation to update publicly
these forward-
looking statements,
whether because
of new information, future events,
or otherwise.

CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except
per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended 26 Weeks Ended
November 29, 2025 November 30, 2024 November 29, 2025 November 30, 2024
Net sales $ 769,498 $ 954,671 $ 1,692,100 $ 1,740,542
Cost of sales 562,112 598,629 1,173,400 1,137,282
Gross profit 207,386 356,042 518,700 603,260
Selling, general and administrative 82,887 77,633 152,401 139,565
(Gain) Loss on involuntary conversions - 10 (7,488) 156
(Gain) loss on disposal of fixed assets 630 338 734 (1,479)
Operating income 123,869 278,061 373,053 465,018
Other income, net 12,210 10,900 26,291 21,896
Income before income
taxes
136,079 288,961 399,344 486,914
Income tax expense 33,152 70,602 97,310 118,965
Net income 102,927 218,359 302,034 367,949
Less: Income (loss) attributable to
noncontrolling interest 168 (705) (65) (1,091)
Net income attributable to Cal-Maine
Foods, Inc. $ 102,759 $ 219,064 $ 302,099 $ 369,040
Net income per common share:
Basic $ 2.14 $ 4.49 $ 6.27 $ 7.57
Diluted $ 2.13 $ 4.47 $ 6.26 $ 7.54
Weighted average shares outstanding:
Basic 48,019 48,765 48,150 48,762
Diluted 48,167 48,970 48,295 48,953

CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)
SUMMARY BALANCE SHEETS
November 29, 2025 May 31, 2025
ASSETS
Cash and short-term investments $ 1,138,988 $ 1,392,100
Receivables, net 262,369 272,361
Inventories, net 340,588 295,670
Prepaid expenses and other current
assets
12,473 7,979
Current assets 1,754,418 1,968,110
Property, plant and equipment, net 1,218,654 1,026,684
Other noncurrent assets 170,992 89,825
Total assets $ 3,144,064 $ 3,084,619
LIABILITIES
AND STOCKHOLDERS' EQUITY
Accounts payable and accrued
expenses
$ 184,545 $ 194,208
Dividends payable 34,283 114,163
Current liabilities 218,828 308,371
Deferred income taxes and
other liabilities
227,470 210,233
Stockholders' equity 2,697,766 2,566,015
Total liabilities and stockholders' equity $ 3,144,064 $ 3,084,619
Contacts
Investors: ir@cmfoods.com
Media: media@cmfoods.com
Telephone: (601)
948-6813